UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                 January 9, 2002
                Date of Report (Date of earliest event reported)

                                AP HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                                                06-1269403
       Delaware                  333-50433                    (IRS Employer
(State of Incorporation)   (Commission File Number)         Identification No.)

                             900 N. Michigan Avenue
                          Chicago, Illinois 60611-1542
                     (Address of Principal Executive Office)

                                 (312) 274-2000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Item 5.           OTHER EVENTS

     On January 9, 2002, APCOA/Standard Parking, Inc., a wholly owned subsidiary of AP Holdings, Inc., issued a press release relating to an unregistered exchange offer, a copy of which is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements:

                  None.

         (b)      Pro Forma Financial Information:

                  None.

         (c)      Exhibits:

                  99.1 Press Release dated as of January 9, 2002.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     AP Holdings, Inc.


DATE:  January 9, 2002                               By:/s/Robert N. Sacks
                                                        -----------------------
                                                         Robert N. Sacks
                                                         Secretary